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                                                                           23.2
                         [LETTERHEAD OF SHACHAK & CO.]

                       CONSENT OF INDEPENDENT ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of Geotek Communications, Inc. (the "Company") on Form S-3 of our report, dated February 14, 1995, with respect to the financial statements of PowerSpectrum Technology Ltd. for the fifteen month period ended December 31, 1993 and the year ended December 31, 1994, included in the annual report of the Company on Form 10-K for the fiscal year ended December 31, 1994.

Shachak & Co.
Certified Public Accountants (Isr.)

August 21, 1995
Tel Aviv, Israel

                                                                           23.2
                         [LETTERHEAD OF SHACHAK & CO.]

                       CONSENT OF INDEPENDENT ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of Geotek Communications, Inc. (the "Company") on Form S-3 of our report, dated August 30, 1994 with respect to the financial statements of Oram Power Supplies (1990) Ltd. for the years ended December 31, 1992 and 1993, included in the annual report of the Company on Form 10-K for the fiscal year ended December 31, 1994.

Shachak & Co.
Certified Public Accountants (Isr.)

August 21, 1995
Tel Aviv, Israel

                                                                           23.2
                         [LETTERHEAD OF SHACHAK & CO.]

                       CONSENT OF INDEPENDENT ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of Geotek Communications, Inc. (the "Company") on Form S-3 of our report, dated June 22, 1994, with respect to the financial statements of Oram Electric Industries Ltd. and for the years ended December 31, 1992 and 1993, included in the annual report of the Company on Form 10-K for the fiscal year ended December 31, 1994.

Shachak & Co.
Certified Public Accountants (Isr.)

August 21, 1995
Tel Aviv, Israel

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